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                    	SECURITIES AND EXCHANGE COMMISSION

                        	Washington, D.C. 20549

                  	-------------------------------------

                               	FORM 8-K

                           	CURRENT REPORT

                  	Pursuant to Section 13 or 15(d) of the
                     	Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported): March 10, 1997

                           	TCSI Corporation
         	(Exact name of registrant as specified in its charter)

         Nevada                    0-19377                 68-0140975
(State of incorporation)         (Commission             (IRS Employer
                                 File Number)          Identification No.)

1080 Marina Village Parkway, Alameda, California             94501
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (510) 749-8500

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Item 5.  Other Events.

         On March 10, 1997, TCSI Corporation issued a press release, a copy of which is filed herewith as Exhibit 28.

                                	SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	TCSI Corporation

By: /s/Paul A. Farmer
    -----------------
Paul A. Farmer
Chief Financial Officer

Date: March 10, 1997

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	INDEX TO EXHIBITS

28.  Press Release, dated March 10, 1997

TCSI Appoints Lee Lucca As Vice President Of Corporate Affairs

Leading Telecom Software Solutions Provider Selects Key Executive To Help Manage Migration Towards Product-Focused Business

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For additional information contact:

TCSI Corporation
Investor Inquiries:
	Leigh Salvo - (510) 749-8653
Press Inquiries:
	Susan Trainer - (510) 837-5503

ALAMEDA, California - March 10, 1997 - TCSI Corporation (Nasdaq: TCSI), a global provider of software to the telecom industry, today announced it has hired Lee Lucca as vice president of Corporate Affairs. With more than 15 years of experience in the high-tech industry, Ms. Lucca will be responsible for TCSI's legal and contractual matters, purchasing, facilities administration, and information systems. Lucca's appointment will facilitate the transition of TCSI's administrative and contractual operations to a more product-centric approach, made on the heels of TCSI's recent product announcements of SolutionCore, an application development environment that incorporates key industry standards such as Telecommunications Management Network (TMN) and CORBA, and SolutionSuites, software applications designed to enable customers to rapidly deploy and effectively manage broadband, intelligent network, and digital cellular networks.

"Lee's highly-developed expertise in the telecom industry will be a tremendous asset as TCSI seeks to continue the development of relationships with some of the world's most sophisticated and successful telecom companies." said Ram Banin, president and chief operating officer, TCSI. "This announcement demonstrates one of the ways that TCSI is strengthening its reputation as a premiere software product supplier to the telecom industry."

Prior to joining TCSI, Lucca was vice president of contractual operations for Stanford Telecom and deputy general manager for its commercial products division. Stanford Telecom is a $150 million operation located in Sunnyvale, California. Lucca has also held management positions at Tiburon Systems. Among her credits, Lucca received the TWIN award in 1995. This award is bestowed on women that have made outstanding contributions to further women's advancements in a corporate environment.

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TCSI Corporation
TCSI is a leading provider of integrated software products and services for the global telecom industry. A recognized innovator in object-oriented technology, TCSI products and services enable telecom service providers and equipment manufacturers to rapidly meet the growing demand for integrated and automated management of a wide range of networks and services. TCSI serves its customers in offices throughout North America, Europe, and the Pacific Rim.

TCSI Corporation Products and Services
TCSI provides integrated products and services to many of the world's largest and most successful telecom companies. TCSI's SolutionSuites are integrated packages of applications to automate the management processes of Intelligent Network, Broadband, and Digital Cellular services and networks. SolutionCore, TCSI's industry leading application environment, enables the rapid development and deployment of advanced element, network, and service management systems. TCSI also offers SolutionServices, a full range of services including consulting, customized development, deployment, maintenance, and training to complement all products.

This press release contains certain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to a number of risks and uncertainties which could cause actual results to differ materially from those projected. Such risks include the timing of significant customer orders, the relative proportion of services and software licensing fees, and capital spending patterns of the Company's customers. Further risks are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

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